                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 22, 2003
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                     0-14183                 81-0141785
---------------------------- --------------------------- -----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                        59401
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code            (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On September 22, 2003, Energy West, Incorporated (the "Company") issued a press release announcing that Edward Bernica has resigned as President, Chief
Executive Officer and a member of the Board of Directors of the Company and that
John C. Allen has been named as the interim President and Chief Executive
Officer of the Company. A copy of the press release dated September 22, 2003 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) EXHIBITS. The following exhibits are filed herewith:

        99.1   Press Release dated September 22, 2003.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  September 22, 2003       ENERGY WEST, INCORPORATED

                                        By:   /s/ John C. Allen
                                           -------------------------------------
                                           John C. Allen
                                           Interim President and Chief Executive
                                           Officer

                                                                                                                                                   EXHIBIT 99.1